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                                                               Exhibit 99.(h)(3)

                                    EXHIBIT A

                                       TO

                       EXCLUSIVE PLACEMENT AGENT AGREEMENT

                         As Last Amended: June 12, 2001

     Pursuant to the Exclusive Placement Agreement, ICC shall be Exclusive Placement Agent with respect to the following Trust, effective as of the date indicated below:

Name of Trust                                                Date

BT Investment Portfolios
     Liquid Assets Portfolio                                 August 11, 1998
     Asset Management Portfolio II                           August 11, 1998
     Asset Management Portfolio III                          August 11, 1998
     Small Cap Portfolio                                     August 11, 1998
     US Bond Index Portfolio                                 August 11, 1998
     EAFE(R)Equity Index Portfolio                           August 11, 1998
     PreservationPlus Portfolio                              August 11, 1998
     PreservationPlus Income Portfolio                       August 11, 1998
Cash Management Portfolio                                    August 11, 1998
Treasury Money Portfolio                                     August 11, 1998
International Equity Portfolio                               August 11, 1998
Equity 500 Index Portfolio                                   August 11, 1998
Asset Management Portfolio                                   August 11, 1998
Capital Appreciation Portfolio                               August 11, 1998

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                                    EXHIBIT A
                                       TO
                       EXCLUSIVE PLACEMENT AGENT AGREEMENT

     Pursuant to the Exclusive Placement Agreement, ICC shall be Exclusive Placement Agent with respect to the following Trust, effective as of the date indicated below:

Name of Trust                                                Date
BT Institutional Funds:

         Daily Assets Institutional Fund                  August 11, 1998
         Treasury Assets Institutional Fund               August 11, 1998